EXHIBIT 99.2
                                                               [Execution Copy]
                                                           File No. 28692-00300



                  AMENDMENT NO. 1 TO VENDOR FINANCING AGREEMENT


     AMENDMENT NO. 1 TO AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT dated as of March 24, 1997, between NEXTEL COMMUNICATIONS, INC. ("NCI"); NEXTEL FINANCE COMPANY (the "Borrower") and the other Restricted Companies listed on the signature pages hereto under the caption "RESTRICTED COMPANIES" (individually, a "Restricted Company" and, collectively, the "Restricted Companies"); MOTOROLA, INC. ("Motorola"); NTFC Capital Corporation ("NTFC Capital" and, together with Motorola, the "Vendors").

     NCI, the Restricted Companies and the Vendors are parties to an Amended, Restated and Consolidated Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Vendor Financing Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by Motorola and NTFC Capital to the Borrower in an aggregate principal amount not exceeding $345,000,000. NCI, the Restricted Companies and the Vendors wish to amend the Vendor Financing Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1 to Amended, Restated and Consolidated Credit Agreement, terms defined in the Vendor Financing Agreement are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the satisfaction of the condition precedent specified in Section 4 below, but effective as of the date hereof, the Vendor Financing Agreement shall be amended as follows:

     A. References in the Vendor Financing Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Vendor Financing Agreement as amended hereby.

     B.  Clause (c) of the definition of "Permitted Investments" in Section
1.01 of the Vendor Financing Agreement is hereby amended to read in its entirety as follows:

     "(c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and


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     surplus and undivided profits of not less than $250,000,000 or (ii) any office of any of The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York or The Toronto-Dominion Bank located in the United Kingdom or the Bahamas; and".

     C.  Section 7.01 of the Vendor Financing Agreement is hereby amended by
(i) deleting "and" at the end of clause (f) thereof, (ii) replacing the period at the end of clause (g) thereof with "; and" and (iii) inserting a new clause
(h) therein reading as follows:

     "(h) other unsecured Indebtedness of NCI in an aggregate principal amount not exceeding $10,000,000 at any time outstanding (or such greater amount to which the Required Vendors shall have consented)."

     Section 3. AUTHORIZATION TO AMEND RESTRICTED COMPANY GUARANTEE AND SECURITY AGREEMENT. Pursuant to Section 7.02(b) of the Restricted Company Guarantee and Security Agreement and Section 5.02(c) of the Intercreditor and Collateral Agency Agreement, each of the Vendors hereby consents to the amendment of the Restricted Company Guarantee and Security Agreement in the form of Amendment No. 1 to Restricted Company Guarantee and Security Agreement attached hereto as Exhibit A and hereby authorizes the Collateral Agent to enter into said Amendment No. 1 to Restricted Company Guarantee and Security Agreement on behalf of such Vendor.

     Section 4. CONDITIONS PRECEDENT. The amendments to the Vendor Financing Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 1 to Amended, Restated and Consolidated Credit Agreement by NCI, the Restricted Companies and the Required Vendors. The authorization set forth in Section 3 hereof shall become effective upon the execution and delivery of this Amendment No. 1 to Amended, Restated and Consolidated Credit Agreement by the Required Vendors.

     Section 5. MISCELLANEOUS. Except as herein provided, the Vendor Financing Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 to Amended, Restated and Consolidated Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 to Amended, Restated and Consolidated Credit Agreement by signing any such counterpart. This Amendment No. 1 to Amended, Restated and Consolidated Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to
Amended, Restated and Consolidated Credit Agreement to be duly executed and delivered as of the day and year first above written.

                                  NEXTEL COMMUNICATIONS, INC.

                                  By  /s/A.J. Long
                                     Name: A.J. Long
                                     Title: Vice President and Treasurer

                        RESTRICTED COMPANIES

                                  NEXTEL FINANCE COMPANY (successor to
                                  Fleet Call Corporation)

                                  By  /s/A.J. Long
                                     Name: A.J. Long
                                     Title: Vice President and Treasurer

                                 ADVANCED MOBILECOMM OF
                                   NORTH CAROLINA, INC.
                                 AIR LINK COMMUNICATIONS, INC.
                                   (successor to TRS, Inc.)
                                 AMERICAN MOBILE SYSTEMS, INC.
                                   (successor to Saber Communications, Inc.)
                                 C-CALL CORPORATION
                                 DIAL CALL, INC.
                                 DIAL DISTANCE, INC.
                                 FC NEW YORK, INC. (successor to Metrocom
                                   Trunked Radio Communication Systems, Inc.)
                                 FCI 900, INC.
                                 FLEET CALL OF TEXAS, INC. (successor to
                                   FM Tower Company, Metrolink
                                   Communications Corporation and National
                                   Tower Trunking Systems, Inc.)


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                                 FLEET CALL OF UTAH, INC. (successor to
                                   Fleet Call West, Inc., Mobile Radio of
                                   Illinois, Inc., Nextel Western Acquisition
                                   Corp., Spectrum Resources of the Midwest,
                                   Inc., Nextel Hawaii Acquisition Corp.,
                                   Motorola SF, Inc., Airwave Communications
                                   Corp. (Seattle), Mijac Enterprises, Inc.,
                                   Shoreland Communications, Inc. and Nextel
                                   Utah Acquisition Corp.)
                                 NEXTEL COMMUNICATIONS
                                   OF THE MID-ATLANTIC, INC. (successor
                                   to Dispatch Communications of Maryland,
                                   Inc., Dispatch Communications of Minnesota,
                                   Inc., Dispatch Communications of New
                                   England, Inc., Dispatch Communications of
                                   Pennsylvania, Inc.)
                                 NEXTEL LICENSE HOLDINGS 1, INC.
                                 NEXTEL LICENSE HOLDINGS 2, INC.
                                   (successor to Comqor, Inc.)
                                 NEXTEL LICENSE HOLDINGS 3, INC.
                                   (successor to Dial Call Arkansas, Inc.,
                                    Custom Radio/Johnson Communications, Inc.,
                                    Dial Call Florida, Inc., Dial Call
                                    Kentucky, Inc., Dial Call Louisiana, Inc.,
                                    Dial Call Texas, Inc., Dial Call
                                    Virginia, Inc., Dial Call West Virginia,
                                    Inc. and U.S. Digital, Inc.)
                                  NEXTEL OF TEXAS, INC. (successor to Fort
                                    Worth Communications, Inc.)
                                  ONECOMM CORPORATION, N.A.
                                    (successor to Dispatch Communications
                                    of Arizona, Inc., Powerfone, Inc. and
                                    Smart SMR of Illinois, Inc.)
                                  POWERFONE HOLDINGS, INC. (successor to
                                    ESMR Sub, Inc.)
                                  SAFETY NET, INC.
                                  SMART SMR, INC.


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                                  SMART SMR OF CALIFORNIA, INC.
                                  SMART SMR OF NEW YORK, INC.



                                  By  /s/A.J. Long
                                      Name: A.J. Long
                                      Title: Vice President and Treasurer



                                  FORT WORTH TRUNKED RADIO
                                    LIMITED PARTNERSHIP

                                  By Fort Worth Communications,
                                     Inc., a General Partner


                                  By  /s/A.J. Long
                                      Name: A.J. Long
                                      Title: Vice President and Treasurer

                                  MOTOROLA, INC.


                                  By  /s/Gary B. Tatje
                                      Name: Gary B. Tatje
                                      Title: Director, Worldwide Financing

                                  NTFC CAPTIAL CORPORATION


                                  By  /s/L.W. Middleton
                                       Name: L.W. Middleton
                                       Title: Secretary


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                                                                   EXHIBIT A


                     AMENDMENT NO. 1 TO RESTRICTED COMPANY
                       GUARANTEE AND SECURITY AGREEMENT


     AMENDMENT NO. 1 TO RESTRICTED COMPANY GUARANTEE AND SECURITY AGREEMENT dated as of March 24, 1997 between NEXTEL FINANCE COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the subsidiaries of Nextel Communications, Inc. listed on the signature pages hereto under the caption "GUARANTORS" (individually, a "Guarantor" and, collectively, the "Guarantors" and, together with the Company, the "Restricted Companies"); and THE CHASE MANHATTAN BANK, as collateral agent for the Vendors and Lenders party to the Loan Agreements referred to below (in such capacity, together with its successors in such capacity, the "Collateral Agent").

     Nextel Communications, Inc. and the Restricted Companies are parties to
(i) an Amended, Restated and Consolidated Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Vendor Financing Agreement") with Motorola, Inc., a Delaware corporation ("Motorola"), and NTFC Capital Corporation, a Delaware corporation ("NTFC Capital" and, together with Motorola, the "Vendors"), providing, subject to the terms and conditions thereof, for loans to be made by Motorola and NTFC Capital to the Borrower in an aggregate principal amount not exceeding $345,000,000 and (ii) a Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement" and, together with the Vendor Financing Agreement, the "Loan Agreements"), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders named therein (collectively, together with any entity that becomes a "Lender" party to the Credit Agreement after the date thereof as provided therein, the "Lenders" and, together with the Vendors and any successors or assigns of any of the foregoing, the "Secured Parties") to the Borrower in an aggregate principal or face amount not exceeding $1,655,000,000 (which, in the circumstances contemplated by Section 7.01(f) thereof, may be increased to $1,905,000,000).

     The Restricted Companies and the Collateral Agent are parties to a Guarantee and Security Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Restricted Company Guarantee and Security Agreement") pursuant to which the Guarantors have guaranteed the Guaranteed Obligations (as therein defined), and the Restricted Companies have pledged and granted a security interest in the Collateral (as so defined) as security for the Secured Obligations (as so defined). The Restricted Companies and the Collateral Agent (with the consent of the appropriate Secured


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

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Parties as required by Section 7.02(b) of the Restricted  Company Guarantee
and Security Agreement and Section 5.02(c) of the Intercreditor and Collateral Agency Agreement) wish to amend the Restricted Company Guarantee and Security Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1 to Restricted Company Guarantee and Security Agreement, terms defined in the Restricted Company Guarantee and Security Agreement are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the satisfaction of the condition precedent specified in Section 4 below, but effective as of the date hereof, the Restricted Company Guarantee and Security Agreement shall be amended as follows:

     A. References in the Restricted Company Guarantee and Security Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Restricted Company Guarantee and Security Agreement as amended hereby.

     B.  Clause (c) of the definition of "Permitted Investments" in Section
1.01 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

     "(c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000 or (ii) any office of any of The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York or The Toronto-Dominion Bank located in the United Kingdom or the Bahamas; and".

     C. Section 6.13 of the Restricted Company Guarantee and Security Agreement is hereby amended to read in its entirety as follows:

     "SECTION 6.13. FURTHER ASSURANCES. Each Restricted Company agrees that, from time to time upon the written request of the Collateral Agent, such Restricted Company will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement. Without limiting the generality of the foregoing, the Restricted Companies will take such action from time to time as shall be necessary so that all leasehold and other real property interests of the Restricted Companies are


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

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                                   -3-

     subjected to Liens in favor of the Collateral Agent as collateral security for the Secured Obligations. In that connection, the Restricted Companies will

               (a) obtain appropriate consents of landlords, in form and substance satisfactory to the Collateral Agent, with respect to (i) 100% of all leasehold interests arising after the date hereof and used by any Restricted Company as a main switching site and (ii) 95% of all leasehold interests in properties used by the Restricted Companies as radio transmitter sites arising after the date hereof in each Market (as defined in Annex 4) in which a Restricted Company operates a Mobile Communications Business (but excluding, in the case of this clause (ii), (w) Analog Site Leases acquired in connection with an acquisition of a Mobile Communications Business consummated after the date hereof, (x) renewals and expansions of Analog Site Leases (as defined below) existing on the date hereof or acquired in connection with an acquisition of a Mobile Communications Business consummated after the date hereof and (y) new Analog Site Leases entered into after the date hereof with respect to real property subject to an Analog Site Lease existing on the date hereof or acquired in connection with an acquisition of a Mobile Communications Business consummated after the date hereof) and

               (b) use its best efforts to obtain such consents with respect to all such leasehold interests existing on the date hereof and all such leasehold interests arising after the date hereof as to which consents are not required pursuant to the foregoing clause (a).

     In addition, each Restricted Company agrees (i) to use its reasonable best efforts, when entering into any new leases or acquiring any new leasehold interests after the date hereof, to cause such lease or leasehold interest (or a memorandum thereof) to be recorded prior to the time at which any Restricted Company places equipment on such leasehold interest and (ii) otherwise to comply with its obligations under the Collateral Assignment of Leasehold Interests dated as of September 27, 1996 by the Restricted Companies parties thereto in favor of the Collateral Agent, as modified and supplemented and in effect from time to time.

          As used in this Section 6.13, "ANALOG SITE LEASE" means any leasehold interest that is used by any Restricted Company as a radio transmitter site that employs solely analog technology."

     D. The Restricted Company Guarantee and Security Agreement is hereby amended by inserting a new Annex 4 thereto in the form of Annex 4 to this Amendment No. 1 to Restricted Company Guarantee and Security Agreement.


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

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                                   -4-

     Section 3. REPRESENTATIONS AND WARRANTIES. Each Restricted Company represents and warrants to the Secured Parties and the Collateral Agent that the representations and warranties set forth in Article III of the Restricted Company Guarantee and Security Agreement are true and complete on the date hereof as if made on and as of the date hereof (or if any such representation and warranty is expressly stated to have been made as of a specific date, as of such date) and as if each reference in said Article III to "this Agreement" included reference to this Amendment No. 1 to Restricted Company Guarantee and Security Agreement.

     Section 4. CONDITIONS PRECEDENT. As provided in Section 2 above, the amendments to the Restricted Company Guarantee and Security Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 1 to Restricted Company Guarantee and Security Agreement by each of the Restricted Companies and the Collateral Agent.

     Section 5. AMENDMENT TO COLLATERAL ASSIGNMENT OF LEASEHOLD INTERESTS. The Collateral Assignment of Leasehold Interests referred to in the last sentence of Section 6.13 of the Restricted Company Guarantee and Security Agreement (as amended hereby) shall be deemed to be amended to the extent necessary to conform to said sentence.

     Section 6. MISCELLANEOUS. Except as herein provided, the Restricted Company Guarantee and Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 to Restricted Company Guarantee and Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 to Restricted Company Guarantee and Security Agreement by signing any such counterpart. This Amendment No. 1 to Restricted Company Guarantee and Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to
Restricted Company Guarantee and Security Agreement to be duly executed and delivered as of the day and year first above written.

                                  NEXTEL FINANCE COMPANY

                                  By
                                     Name:
                                     Title:

                        GUARANTORS

                                 ADVANCED MOBILECOMM OF
                                   NORTH CAROLINA, INC.
                                 AIR LINK COMMUNICATIONS, INC.
                                   (successor to TRS, Inc.)
                                 AMERICAN MOBILE SYSTEMS, INC.
                                   (successor to Saber Communications, Inc.)
                                 C-CALL CORPORATION
                                 DIAL CALL, INC.
                                 DIAL DISTANCE, INC.
                                 FC NEW YORK, INC. (successor to Metrocom
                                   Trunked Radio Communication Systems, Inc.)
                                 FCI 900, INC.
                                 FLEET CALL OF TEXAS, INC. (successor to
                                   FM Tower Company, Metrolink
                                   Communications Corporation and National
                                   Tower Trunking Systems, Inc.)
                                 FLEET CALL OF UTAH, INC. (successor to
                                   Fleet Call West, Inc., Mobile Radio of
                                   Illinois, Inc., Nextel Western Acquisition
                                   Corp., Spectrum Resources of the Midwest,
                                   Inc., Nextel Hawaii Acquisition Corp.,
                                   Motorola SF, Inc., Airwave Communications
                                   Corp. (Seattle), Mijac Enterprises, Inc.,
                                   Shoreland Communications, Inc. and Nextel
                                   Utah Acquisition Corp.)


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                       Guarantee and Security Agreement

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                                 NEXTEL COMMUNICATIONS
                                   OF THE MID-ATLANTIC, INC. (successor
                                   to Dispatch Communications of Maryland,
                                   Inc., Dispatch Communications of Minnesota,
                                   Inc., Dispatch Communications of New
                                   England, Inc., Dispatch Communications of
                                   Pennsylvania, Inc.)
                                 NEXTEL LICENSE HOLDINGS 1, INC.
                                 NEXTEL LICENSE HOLDINGS 2, INC.
                                   (successor to Comqor, Inc.)
                                 NEXTEL LICENSE HOLDINGS 3, INC.
                                   (successor to Dial Call Arkansas, Inc.,
                                    Custom Radio/Johnson Communications, Inc.,
                                    Dial Call Florida, Inc., Dial Call
                                    Kentucky, Inc., Dial Call Louisiana, Inc.,
                                    Dial Call Texas, Inc., Dial Call
                                    Virginia, Inc., Dial Call West Virginia,
                                    Inc. and U.S. Digital, Inc.)
                                  NEXTEL OF TEXAS, INC. (successor to Fort
                                    Worth Communications, Inc.)
                                  ONECOMM CORPORATION, N.A.
                                    (successor to Dispatch Communications
                                    of Arizona, Inc., Powerfone, Inc. and
                                    Smart SMR of Illinois, Inc.)
                                  POWERFONE HOLDINGS, INC. (successor to
                                    ESMR Sub, Inc.)
                                  SAFETY NET, INC.
                                  SMART SMR, INC.
                                  SMART SMR OF CALIFORNIA, INC.
                                  SMART SMR OF NEW YORK, INC.


                                  By
                                      Name:
                                      Title:


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

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                                  FORT WORTH TRUNKED RADIO
                                    LIMITED PARTNERSHIP

                                  By Fort Worth Communications,
                                     Inc., a General Partner


                                  By
                                      Name:
                                      Title:



                           COLLATERAL AGENT

                                  THE CHASE MANHATTAN BANK, as
                                    Collateral Agent

                                     By
                                          Name:
                                          Title:


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

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                                                                    ANNEX 4

                                DEFINITION OF "MARKET"


                                  [See Section 6.13]


     "Market" means each of the following listed markets in which any of the Restricted Companies conducts a Mobile Communications Business, such markets being set out on the attached map:

                           Carolinas
                           Chicago
                           Detroit
                           Florida
                           Gulf
                           Kentucky Arkansas Tennessee (KAT)
                           Midwest
                           New England
                           New York
                           Northern California
                           Ohio Valley
                           Pacific Northwest
                           Philadelphia
                           Pittsburgh
                           Rocky Mountain
                           Southeast
                           Southern California
                           Texas
                           Upper Midwest
                           Utah/Arizona
                           Washington/Baltimore


                     Amendment No. 1 to Restricted Company
                       Guarantee and Security Agreement

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[Color Map of the United States titled Markets, dated September 19, 1995, denoting each market in a color.]